LAND BANK
We stand by you

PROFIT SHARE AGREEMENT

entered into between

LAND AND AGRICULTURAL DEVELOPMENT BANK OF SOUTH AFRICA

(“Land Bank”)

and

GREEN GOLD BIOTECHNOLOGIES (PROPRIETARY) LIMITED

(REGISTRATION NUMBER: 2010/018613/07)

(“of the”)

TABLE OF CONTENTS

Clause number and description

Page

TABLE OF CONTENTS

2

1.

INTERPRETATION

4

2.

INTRODUCTION

8

3.

STATUS OF AGREEMENT

8

4.

TERMS AND DETERMINATION OF THE PROFIT SHARING

8

5.

PAYMENT OF THE PROFIT SHARE

9

6.

COMMENCEMENT, DURATION AND TERMINATION

9

7.

OBLIGATIONS, UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES THE COMPANY

9

8.

FINANCIAL PERFORMANCE REVIEW

9

9.

CONFIDENTIALITY

10

10.

CESSION AND ASSIGNMENT

10

11.

RENUNCIATION OF BENEFITS

10

12.

WAIVER OF IMMUNITY

11

13.

APPLICABLE LAW AND JURISDICTION

11

14.

CONFLICTS AND TERMINATION

12

15.

LAND BANK’S POSITION

12

16.

FORCE MAJEURE

12

17.

WARRANTIES AND LIMITATION OF LIABILITY

13

18.

BREACH

14

19.

EVENTS OF DEFAULT

14

20.

INDEMNITY

14

21.

SUCCESSORS AND ASSIGNS

14

22.

STIPULATIO ALTERI

15

23.

NOTICES AND DOMICILIA

15

24.

GENERAL PROVISIONS

16

25.

PROVISIONS SEVERABLE

16

26.

WHOLE AGREEMENT, NO AMENDMENT

16

27.

COUNTERPARTS

17

28.

COSTS

17

1.

INTERPRETATION

1.1.

In this Agreement, unless the context indicates otherwise:

1.1.1.

“Agreement” means this agreement and includes all schedules, appendices and annexures hereto;

1.1.2.

“BEE Laws” means the Broad-Based Black Economic Empowerment Act, No. 53 of 2003, and any rules or regulations or codes of good practice promulgated thereunder, including the Codes of Good Practice on Broad-Based Black Economic Empowerment;

1.1.3.

“Business Day” means any day other than a Saturday, Sunday or public holiday officially recognised as such in the Republic of South Africa;

1.1.4.

“Company” means Green Gold Biotechnologies (Proprietary) Ltd, a company registered in accordance with the laws of the Republic of South Africa with registration number (2010/018613/07);

1.1.5.

“Debt Service Requirement”  means on any calculation date, the sum of:

1.1.5.1.

the total interest charge for the measurement period immediately preceding such calculation date; plus

1.1.5.2.

the total capital repayments (paid or due, but without double counting) in respect of total interest bearing debt during the measurement period immediately preceding such calculation date, but

1.1.5.3.

excluding any interest on shareholders’ loans to the extent such interest payments and shareholders’ loans are subordinated in favour of Land Bank;

1.1.6.

“EBITDA”meansthe net operating income arising from the operations of the Group, before accounting for:

1.1.6.1.

interest accrued and/or received;

1.1.6.2.

depreciation;

1.1.6.3.

amortisation of intangible assets;

1.1.6.4.

taxation;

1.1.6.5.

adjustments required in respect of other non-cash items as agreed to by the Land Bank in writing.

1.1.7.

“Free Cash Flow” meansin relation to the Company, on any calculation date, opening cash available plus EBITDA adjusted for:

1.1.7.1.

movements in working capital requirements minus committed working capital facilities, invoice discounting or factoring arrangements or delayed payment terms (to the extent that it is not included in trade payables);

1.1.7.2.

normal income tax paid/received;

1.1.7.3.

the cash funded portion of capital expenditure incurred in respect of the Company operations, provided that such portion shall not exceed the amount agreed with the Land Bank in writing from time to time;and

1.1.7.4.

any adjustments required in respect of other non-cash items agreed upon in writing with Land Bank. Any material increase in accruals and/or provisions must be approved by Land Bank;

1.1.7.5.

Land Bank reserves the right to have the Free Cash Flow calculation reviewed independently and the Borrower agrees to share in 50%(fifty percent) of the cost of such review. The Borrower shall provide Land Bank with pro-forma calculations of Free Cash Flow and Profit Share at least 30 calendar days before tabling the annual financial statements for approval to allow sufficient time for a potential review.

1.1.8.

“Event of Default” means any one or more of the events of default described in the Loan Agreements;

1.1.9.

“Group” means collectively:

1.1.9.1.

the Holding Company;

1.1.9.2.

any direct or indirect Subsidiary of the Holding Company;

1.1.9.3.

any partnership, unincorporated Joint Venture or trust in which any Group Entity has a direct or indirect partnership or beneficial interest of 50% or more;  and

1.1.9.4.

any company, partnership, unincorporated Joint Venture or trust which is controlled by any Group Entity;

1.1.10.

“Group Entity” means any entity forming part of the Group;

1.1.11.

“Holding Company” means Dunn Roman Holdings – Africa (Proprietary) Limited, a company organised and existing under and by virtue of the laws of Ireland, registration number 2009/009795/07;

1.1.12.

“IFRS” means the International Financial Reporting Standards and the interpretation of those standards as adopted by the International Accounting Standards Board from time to time and read with the requirements of Applicable Laws;

1.1.13.

“Income Tax” means any and all taxes imposed in terms of income tax legislation, including, without limitation, the Income Tax Act No. 58 of 1962;

1.1.14.

“Land Bank” means the Land and Agricultural Development Bank of South Africa, an entity established in terms of the Land Bank Act;

1.1.15.

“Land Bank Act” means the Land and Agricultural Development Bank Act, No. 15 of 2002;

1.1.16.

“Land Bank Policies” means, inter alia, Land Bank’s policies and/or guidelines in relation to or in connection with:

1.1.16.1.

BEE Laws;

1.1.16.2.

PFMA compliance;

1.1.16.3.

the Land Bank Act;

1.1.16.4.

ethical conduct; and

as amended by Land Bank from time to time;

1.1.17.

“Loan Agreements” means the Term Loan Facility Agreements in the amount of R67 130 000.00 (Sixty Seven Million One Hundred and Thirty Million Rand Only) and the Revolving Loan Facility Agreement in the amount of R10 980 000.00 (Ten Million Nine Hundred and Eighty Thousand Rand Only) entered into between the Company and Land Bank contemporaneously herewith;

1.1.18.

“PFMA” means the Public Finance Management Act, No. 1 of 1999, as amended, together with any and all regulations and/or notices issued in terms thereof;

1.1.19.

“Schedule” means the schedule annexed as Annexure “A” hereto, and which schedule, once completed, initialled and signed by both the parties, shall form part of this Agreement;

1.1.20.

“Signature Date” means the date on which the last party signing this Agreement does so;

1.1.21.

VAT” means Value Added Tax as levied under the Value Added Tax Act, No. 89 of 1991 (as amended).

1.2.

The headnotes to the paragraphs to this Agreement are inserted for reference purposes only and shall not affect the interpretation of any of the provisions to which they relate.

1.3.

Words importing the singular shall include the plural and vice versa, and words importing the masculine gender shall include the female gender and words importing persons shall include partnerships and bodies corporate.

1.4.

This Agreement shall be binding on and enforceable by the permitted assigns, liquidators or other legal successors of the parties as fully and effectually as if they had signed this Agreement in the first instance and reference to any party shall be deemed to include such party’s permitted assigns, liquidators or other legal successors, as the case may be.

1.5.

If any provision in this clause1 and/or in clause 2 is a substantive provision conferring rights or imposing obligations on either party, then notwithstanding that such provision is only contained in this clause 1or in clause 2, effect shall be given thereto as if such provision were a substantive provision in the body of the Agreement.

1.6.

Whenever a number of days is prescribed in this Agreement, such number shall be calculated excluding the first and including the last day, unless the last day is not a Business Day, in which event the last day shall be the next day which is a Business Day.

1.7.

Whenever performance is required to be made in this Agreement on any date and such date is not a Business Day, such performance shall be required to be made on the next date, which is a Business Day.

1.8.

Where any term is defined within the context of any particular clause in this Agreement, the term so defined shall, unless it appears clearly from the clause in question that such term has limited application to the relevant clause, bear the meaning ascribed for all purposes in terms of this Agreement, notwithstanding that such term has not been defined in this clause 1.

1.9.

Any reference in this Agreement to legislation or subordinate legislation is to such legislation or subordinate legislation at the date of signature hereof and as amended and/or re-enacted and/or consolidated and/or replaced from time to time.

1.10.

Terms defined in this Agreement shall bear the same meaning in the schedules and annexures hereto.

1.11.

The rule of interpretation that an agreement will be interpreted against the party responsible for the drafting and any similar rules of interpretation shall not apply to this Agreement and the parties waive any rights they have to rely on such rules.

1.12.

Any provision of this Agreement that contemplates performance or observance subsequent to any termination or expiry of this Agreement shall survive termination or expiry of this Agreement and continue in full force and effect.

1.13.

This Agreement shall be governed by and construed in accordance with the laws of South Africa.

2.

INTRODUCTION

2.1.

Land Bank entered into Loan Agreementsin terms of which it lent the Companya total amount of R78 110 000.00 (Seventy Eight Million One Hundred and Ten Thousand Rand Only) (“the Facility”).

2.2.

Land Bank shall take a share in the profit of the Company and the Company hereby agrees thereto.

2.3.

Now therefore the parties wish to enter into this Agreement to record and regulate the terms and conditions of such an agreement and certain matters incidental thereto.

3.

STATUS OF AGREEMENT

Nothing in this agreement shall constitute a joint venture between the parties nor constitute either party as a partner, employee, principal or agent of the other, this agreement being one between independent contracting parties.

4.

TERMS AND DETERMINATION OF THE PROFIT SHARING

4.1.

Land Bank shall from time to time be entitled to share in and claim against the profit of the Company on the following terms:

4.1.1.

For the duration ofthisAgreement;

4.1.2.

Land Bank’s share of the profit shall be calculated as follows:

4.1.2.1.

By multiplying Free Cash Flow with“Profit Share Percentage”; and

4.1.2.2.

“Profit Share Percentage” shall mean 15% (fifteen percent) after tax.

5.

PAYMENT OF THE PROFIT SHARE

5.1.

The Profit Share shall be paidinto the following account, unless otherwise directed by Land Bank in writing:

Name:

Land Bank

Bank:

ABSA

Account Number:

0000000000

Branch Code:

632005

Clearing Code:

000000

Reference:

Dunn Roman

6.

COMMENCEMENT, DURATION AND TERMINATION

6.1.

Notwithstanding the Signature Date (but subject always to the provisions of clauses, this Agreement shall commence onSignature Date and terminate upon the full repayment by the Company of its Loan Agreements or on such earlier of date as Land Bank may advice in writing.

6.2.

Land Bank may at any time terminate this Agreement by giving the Company 30 (thirty) days’ notice. Such notice shall be in writing and given to the Company without Land Bank having to provide reasons for such termination.

7.

OBLIGATIONS, UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES THE COMPANY

7.1.

All of the Company’s obligations, undertakings, representations and warranties under this Agreement shall in be in addition to and apply to those contained in the Loan Agreements and vice versa;

7.2.

The Company shall at all times conduct its business in a manner that is conducive for growth and shall not do anything or cause anything to be done that may negatively impact on its ability to profit.

8.

FINANCIAL PERFORMANCE REVIEW

8.1.

Land Bank shall in addition to its rights under the Loan Agreement,on written notice to the Company, be entitled to review the financial performance of the Company, from time to time.

8.2.

In conducting the review, the Company undertakes to render such co-operation to Land Bank as may be required in order for Land Bank to conduct the review.

9.

CONFIDENTIALITY

9.1.

Each party (“the Receiving Party”) shall at all times keep confidential (and shall procure that its employees and agents shall keep confidential) any information which it or they may acquire in relation to the business or affairs of the other and shall not use or disclose such information except with the consent of the other party, in accordance with the requirements of any recognised stock exchange or the order of a court of competent jurisdiction.

9.2.

The obligations of the Receiving Party contained in clause 9.1 shall continue without limit in point of time but shall cease to apply to any information coming into the public domain otherwise than by breach by the Receiving Party of its obligations contained in this Agreement.

10.

CESSION AND ASSIGNMENT

10.1.

Land Bank shall be entitled to sell, cede, assign, delegate or in any other way alienate or dispose of any of its rights or obligations under this Agreement to any party, whether within the Land Bank Group or otherwise, and such action shall not require the consent of the Company.

11.

RENUNCIATION OF BENEFITS

11.1.

Should the Company resist any claim arising out of this Agreement on the grounds that:

11.1.1.

there is no reason or basis for the claim (non causadebiti); or

11.1.2.

errors have been made in calculating the amount claimed (errore calculi); or

11.1.3.

in the case of monies lent, no money, or less money than has been claimed, has been advanced (non numerataepecuniae); or

11.1.4.

no value has been received,

the onus of proving that ground or those grounds shall be on the Company.

11.2.

The Company confirms that it understands the meaning of each of the defences referred to in clause 11.1.

12.

WAIVER OF IMMUNITY

The Company waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

12.1.

the giving of any relief by way of interdict ororder for specific performance or for the recovery of assets or revenues;  and

12.2.

the issue of any process against its assets or revenues for the enforcement of a Judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.

13.

APPLICABLE LAW AND JURISDICTION

13.1.

This Agreement will in all respects be governed by and construed in accordance with the laws of South Africa.

13.2.

The Company acknowledges that the Land Bank may in its discretion institute proceedings against it in the magistrate’s court it consents to the jurisdiction of the magistrate’s court having jurisdiction in terms of section 28 of the Magistrates’ Courts Act, 1944, in respect of any action or application arising out of or in connection with its obligations under this Agreement notwithstanding that the amount in issue may exceed the jurisdiction of such court.

13.3.

The Company further acknowledges that the Land Bank may commence legal action or proceedings arising out of or in connection with this Agreement in the North Gauteng High Courtand irrevocably submits to the non-exclusive jurisdiction of such courtand agrees that any costs awarded against it be awarded or paid in accordance with the de facto scale as between attorney and client.

13.4.

The Company appoints any person (at the address chosen as its domiciliumcitandi et executandi) to receive for and on its behalf service of process in such jurisdiction in any legal action or proceedings with respect to this Agreement.  The Company irrevocably waives any objection it may now or hereafter have that such action or proceeding has been brought in an inconvenient forum.  The Company further irrevocably consents to the service of process in any such action or proceeding as contemplated in clause 23.  Nothing herein shall affect the right to serve process in any other manner permitted by law. The Company irrevocably agrees not to claim for itself or its assets immunity from suit, execution, attachment or otherwise, to the full extent permitted by Applicable Laws.

13.5.

The submission to jurisdiction in clause 13.2shall not (and shall not be construed so as to) limit the right of the Land Bank to take proceedings against the Companyin whatever other jurisdiction the Land Bank considers appropriate nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

14.

CONFLICTS AND TERMINATION

14.1.

Any clause of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect and shall be enforceable by either party, its successors, assignees and cessionaries.

14.2.

Should there be any conflict between the provisions of this Agreement and the provisions of the Constitutional Documents of the Company, then as between the parties hereto, the provisions of this Agreement shall prevail.  In such event the Company shall forthwith upon receipt of written request from the Land Bank, at the Company’s own cost, alter such Constitutional Documents so as to conform to the terms of this Agreement.

15.

LAND BANK’S POSITION

15.1.

No provision of this Agreement will:

15.1.1.

interfere with the rights of the Land Bank to arrange its affairs (Tax or otherwise) in whatever manner it thinks fit;

15.1.2.

(save as expressly set out in this Agreement), oblige the Land Bank to disclose any information relating to its affairs (Tax or otherwise) or any computations in respect of Tax.

15.2.

In no event shall the Land Bank be liable for any special, indirect, consequential or punitive damages and the Company hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favour.

16.

FORCE MAJEURE

16.1.

A party shall not be liable for a failure to perform any of its obligations in terms of this Agreement insofar as it is able to prove that:

16.1.1.

such failure was due to an impediment beyond its reasonable control;

16.1.2.

it could not reasonably have been expected to have taken such impediment and its effects upon such party’s ability to perform into account at the time of conclusion of this Agreement;  and

16.1.3.

it could not reasonably have avoided or overcome the impediment or at least its effects,

and, for purposes of this clause 16, the following events (which enumeration is not exhaustive) shall be deemed to be impediments beyond the control of each of the parties, namely:

16.1.4.

war, whether declared or not, civil war, civil violence, riots and revolutions, acts of piracy, acts of sabotage;

16.1.5.

natural disasters such as violent storms, cyclones, earthquakes, floods and destruction by lightning;

16.1.6.

explosions, fires and destruction of plant, equipment, machinery and machines and of any kind of installations; and

16.1.7.

acts of authority, whether lawful or unlawful, apart from acts for which the party seeking relief has assumed the risk.

16.2.

Relief from liability for non-performance by reason of the provisions of this clause shall commence on the date upon which the party seeking relief gives notice of the impediment relied upon and shall terminate upon the date upon which such impediment ceases to exist, provided that if the Company is the party relying on the force majeure event and the impediment continues for a period of more than 20 (twenty) days, Land Bank shall be entitled to terminate this Agreement by written notice to the Company.

17.

WARRANTIES AND LIMITATION OF LIABILITY

17.1.

The Company warrants, undertakes and represents to Land Bank that as at the Signature Date and for the duration of this Agreement:

17.1.1.

the Company has full capacity and authority and has obtained all the necessary approvals (including, without limitation, registrations, certificates, permits, licenses and authorisations) to enter into and perform its obligations under this Agreement;

17.1.2.

it will notify Land Bank immediately should it encounter or foresee any circumstances that may prevent it from fulfilling its obligations to Land Bank under this Agreement; and

17.2.

The Company indemnifies and holds Land Bank harmless against any loss, expense or damage suffered by Land Bank arising out of or in connection with any breach of the warranties set out above.

17.3.

Any breach of such warranties shall be deemed to be a material breach of this Agreement entitling Land Bank, in addition and without prejudice to any other rights or remedies it may have in law or under this Agreement and the Loan Agreements, to cancel this Agreement.

17.4.

Each of the warranties and representations in this Agreement are separate and severable and shall not limit any other warranties or representations given by the Company notwithstanding that they may be similar or overlap.

17.5.

Land Bank shall not be liable, whether in contract, delict or otherwise, for any special, consequential or incidental damages, arising from or in connection with this Agreement.

18.

BREACH

18.1.

The Company shall be in breach of this Agreement and the Loan Agreements if:

18.1.1.

it commits any breach of any condition of this Agreement and fails to remedy such breach within a period of 7 (seven) days after receipt of written notice by Land Bank requiring it to remedy such breach; and/or

18.1.2.

it commits an Event of Default in accordance with the Loan Agreements;

in all or any of such events, Land Bank shall be entitled, without prejudice to any other claims or rights it may have, including the right to claim specific performance, to exercise all or any of the rights and remedies in terms of and in accordance with the Loan Agreements.

19.

EVENTS OF DEFAULT

Any Event of Default committed in terms of the Loan Agreements shall be an Event of Default in terms of this Agreement and vice versa.

20.

INDEMNITY

The Company hereby indemnifies the Land Bank and undertakes to hold the Land Bank harmless against any loss or damage it may suffer arising from the breach by the Company of any of the warranties, representations or undertakings set out in this Agreement.  The Company undertakes to effect payment to the Land Bank of any amount for which it is liable under the indemnity granted herein within 10 (ten) Business Days of receipt of written demand from the Land Bank.

21.

SUCCESSORS AND ASSIGNS

This Agreement shall be binding on and inure to the benefit of the parties and their respective successors, transferees and permitted assigns.

22.

STIPULATIO ALTERI

No part of this Agreement shall constitute a stipulatioalteri in favour of any person who is not a party to this Agreement unless the provision in question expressly provides that it does constitute a stipulatioalteri.

23.

NOTICES AND DOMICILIA

23.1.

For the purposes of the giving of notices and the serving of legal process in terms of this Agreement, each of the parties chooses a domiciliumcitandi et executandi (“domicilium”) as follows :

23.1.1.	the Land Bank at:	Block D, Eco Glades 2, Witch Hazel Avenue, Ecopark, Centurion
	Telefax No :	(012) 686-0957
	Attention :	The Accounts Executive Pretoria

23.1.2.	the Company at :	[●]
	Telefax No :	[●]
	Attention :	[●]

23.2.

Any party may at any time, by notice in writing to the other parties, change its domicilium to any other address in South Africa which is not a post office box orpost restante.

23.3.

Any notice given in connection with this Agreement shall, save where a particular form of notice is stipulated, be :

23.3.1.

delivered by hand;  or

23.3.2.

sent by registered post; or

23.3.3.

sent by courier;  or

23.3.4.

sent by telefax (if the domicilium includes a telefax number),

to the domicilium chosen by the party concerned.

23.4.

A notice given as set out above shall be deemed to have been duly given (unless the contrary is proved) :

23.4.1.

if delivered by hand, on the date of delivery;  or

23.4.2.

if sent by registered post, 7 (seven) days after the date of posting;

23.4.3.

if sent by courier, on the date of delivery by the courier service concerned;  or

23.4.4.

if sent by telefax, the first Business Day after the date of transmission.

23.5.

Any written notice actually received by a party shall be valid, notwithstanding that it may not have been given in accordance with the preceding provisions of this clause 23.

24.

GENERAL PROVISIONS

24.1.

No concession, indulgence or additional benefit which either party may at any time grant to the other party shall be deemed to constitute a novation or an amendment of this Agreement or a waiver of the rights of such party hereunder.

24.2.

No agreement purporting to vary the terms and conditions hereof shall be of any force and effect unless reduced to writing and signed by the parties hereto.

24.3.

This document contains the entire agreement between the parties relating to the subject matter hereof and neither party shall be bound by any undertakings, representations, warranties, promises or the like not recorded herein.

24.4.

All the provisions of this Agreement shall be severable and no provision shall be affected by the invalidity of any other provisions of this Agreement.

25.

PROVISIONS SEVERABLE

Each of the provisions contained in this Agreement shall be severable and distinct from one another and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable under the laws of any jurisdiction, the validity, legality and enforceability of each of the remaining provisions of this Agreement shall not in any way be affected, prejudiced or impaired thereby in that jurisdiction, nor shall the legality, validity or enforceability of any of the provisions herein be affected, prejudiced or impaired thereby in any other jurisdiction.  The parties agree that in such event, and insofar as may be available under Applicable Laws, to substitute valid, legal and enforceable provisions for the invalid, illegal or unenforceable provisions so as to implement the intention of the parties hereto to the extent legally possible.

26.

WHOLE AGREEMENT, NO AMENDMENT

26.1.

This Agreement constitutes the whole agreement between the parties relating to the subject matter hereof.

26.2.

No amendment or consensual cancellation of this Agreement or any provision or term hereof or of any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement and no settlement of any disputes arising under this Agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this Agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this Agreement shall be binding unless recorded in a written document signed by the parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the party granting such extension, waiver or relaxation).  Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

26.3.

No extension of time or waiver or relaxation of any of the provisions or terms of this Agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement, shall operate as an estoppel against any party in respect of its rights under this Agreement, nor shall it operate so as to preclude such party thereafter from exercising its rights strictly in accordance with this Agreement.

26.4.

To the extent permissible by law no party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

27.

COUNTERPARTS

This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute a single indivisible agreement.

28.

COSTS

Each party shall bear its own costs in, and incidental to, the preparation of this Agreement.

THE LAND AND AGRICULTURAL DEVELOPMENT BANK OF SOUTH AFRICA
Signature 1:	/s/ Franklin Williams	Signature 2:	/s/ Victor Mabuli
	who warrants that he / she is duly authorised thereto		who warrants that he / she is duly authorised thereto
Name:	Franklin Williams	Name:	Victor Mabuli
Date:	23/04/12	Date:	25/04/2012
Place:	Centurion	Place:	Centurion
Witness:		Witness:
Witness:		Witness:

GREEN GOLD BIOTECHNOLOGIES (PROPRIETARY) LIMITED
Signature 1:	/s/ Roger Duffield	Signature 2:
	who warrants that he / she is duly authorised thereto		who warrants that he / she is duly authorised thereto
Name:	Roger Duffield	Name:
Date:	23 April 2012	Date:
Place:	Centurion	Place:
Witness:		Witness:
Witness:		Witness: